Exhibit 10.257




                      ASSET AND WARRANT PURCHASE AGREEMENT



THIS ASEET AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into this ___ day of August, 2002, by and between EASTERN AIR LINES, INC., a Delaware corporation ("Eastern") and MEGO FINANCIAL CORP., a New York
                         -------
corporation  ("Mego").
               ----


                                    RECITALS:
                                    ---------


WHEREAS,  Eastern  is  the  owner  of  100%  of  the  common stock of FareQuest;

WHEREAS, Eastern desires to sell, and Mego desires to purchase all of the assets of FareQuest (the "FareQuest Assets"), pursuant to the terms and conditions of this Agreement;

WHEREAS, Eastern desires to retain a twenty percent (20%) interest in the future business opportunities of FareQuest, and Mego desires to grant Eastern such an interest;

WHEREAS, Eastern is the owner of 1,065,000 warrants on a split-adjusted basis in ARINC Incorporated, pursuant to a Warrant Agreement dated April 13, 1999 (the "ARINC Warrant Agreement");

WHEREAS, the warrants held by Eastern in ARINC are subject to all rights, benefits and interests granted to Eastern pursuant to that Registration Rights Agreement dated April 13, 1999 (the "ARINC Registration Rights Agreement"); and

WHEREAS, Eastern desires to sell, and Mego desires to purchase one and one-half percent (1.5%) of Eastern's interest in the ARINC Warrants (the "ARINC Warrants"), pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Eastern and Mego agree as follows:

1.     Sale  of  the  FareQuest  Assets  and Warrants.  Subject to the terms and
       -----------------------------------------------
conditions of this Agreement, at the Closing (as defined below), Eastern will sell, transfer, convey and deliver to Mego, and Mego will purchase from Eastern, the FareQuest Assets and the ARINC Warrants.

(a)     Such  sale  of  the FareQuest Assets shall include all of the following:

     i. All rights to the ATS license dated March 29, 2002 and license payments due thereunder (Exhibit 1);

     ii. All definitive agreements and letters of intent by and between FareQuest and travel agents or other travel providers (Exhibit 2);

     iii. The URLs for FareQuest.com, FareQuest.net, FareQuest.biz and FareQuest.us (Exhibit 3);

     iv.  All of FareQuest's furniture, fixtures and equipment (Exhibit 4);


     v. Software, copyrights, trademarks, or any other intellectual property (Exhibit 5);

     vi. Such lease or contractual obligations as Mego determines to assume or acquire (Exhibit 6).

(b) Such sale of the ARINC Warrants shall include the sale, conveyance, transfer and delivery to Mego of all right, title, interest and ownership of 15,975 ARINC Warrants. The ARINC Warrants shall be subject to all terms conditions and restrictions set forth in the ARINC Warrant Agreement, which is attached hereto as Exhibit 7, and the ARINC Registration Rights Agreement, which is attached hereto as Exhibit 8, the terms of which are incorporated by reference herein. Specifically, Mego agrees to accept the assignment of the ARINC Warrants and agrees to be bound by Eastern's benefits and obligations under the ARINC Warrant Agreement pursuant to Section 12(h) thereof as reflected in the attached Exhibit 9. In addition, Mego agrees to accept the assignment of all rights, benefits and obligations of the ARINC Registration Rights Agreement and shall become a party to such Agreement pursuant to Section 3.6(c) thereof, as reflected in the attached Exhibit 9.

2.     Purchase  Price.  The  purchase  price for the FareQuest Assets and ARINC
       ----------------
Warrants  (the  "Purchase  Price")  shall  consist  of  the  following:

(a)     Mego  Shares.  At the Closing, Mego shall issue to Eastern 41,667 shares
        -------------
of the common stock of Mego (the "Mego Shares"). Mego shall have the obligation, under certain circumstances, to cause the registration under the Securities Act of the shares received by Eastern, pursuant to the terms and conditions of a registration rights agreement in the form of Exhibit 10 to this Agreement (the "EAL Registration Rights Agreement"), for the stock to be registered on or before December 31, 2002.

(b)     Carried  Interest.  Mego  agrees to grant Eastern a twenty percent (20%)
        ------------------
carried interest in the results of FareQuest's operations and/or the consummation of any subsequent disposition of the FareQuest business or assets to an unrelated third party (the "Carried Interest"). The Carried Interest will be represented by a warrant exercisable immediately by Eastern for 20% of the Mego-FareQuest shares (the "Mego-FareQuest Warrant"), in the form set forth in the attached Exhibit 11. The Carried Interest and representative Mego-FareQuest Warrant may be adjusted in the following circumstances:

     i. The Carried Interest will be reduced to seventeen percent (17%) in the event that Mego expends $400,000 or more to complete the technology development of FareQuest.

     ii. The Carried Interest will be further reduced to fifteen percent (15%) in the event that Mego expends $800,000 or more to complete the technology development of FareQuest.

3.     Repurchase  of  Carried  Interest.
       ----------------------------------

(a) Mego may acquire the Carried Interest at any time during the 24 months immediately following the sixth month after the Closing, at the then fair market value, as determined by a mutually agreed third party appraiser, or as otherwise determined to the satisfaction of both parties. The fair market value may be satisfied through delivery of an equivalent value in number of Mego common stock, as determined based upon the 10 day average of Mego common stock during the 10 days prior to the notice of Mego's intent to acquire the carried interest (the "Carried Interest Repurchase Shares").

(b) In the event Mego elects to acquire the Carried Interest utilizing Mego common equity, Mego shall register such shares within ninety (90) days from the date of the election. The Carried Interest Repurchase Shares shall be subject to the same Registration Rights Agreement governing the Mego Shares and appended hereto as Exhibit 9.

4.     Eastern  Put  Option.
       ---------------------

(a) Eastern may require Mego to acquire the Carried Interest at any time after six months from the Closing of the Agreement, for an exercise price of $200,000 (the "Put Option"). Eastern shall receive Mego common stock, the number of shares of which is based upon the 10 day moving average stock price for the 10 days immediately preceding Eastern's notice of intent to exercise the Put Option (the "Put Option Shares"). Alternatively, Mego may elect to satisfy the Put Option by surrendering its ARINC Warrant Interest to Eastern, unless the Warrant has been previously exercised, in place of the Put Option Shares.

(b) In the event Mego elects to satisfy the Put Option utilizing Mego common equity, Mego shall register such shares within ninety (90) days from the date of the election. The Put Option Shares shall be subject to the same Registration Rights Agreement governing the Mego Shares and appended hereto as
Exhibit  9.

5.     Closing.  The  closing of the transactions contemplated by this Agreement
       --------
(the  "Closing")  will  occur  at  the offices of Eastern in Miami on August __,
       -------
2002, or such other time, place and date which are mutually acceptable to the parties (the "Closing Date"). At the Closing, Eastern will deliver to Mego the
               ------------
FareQuest Assets as well as all financial books and records of FareQuest, and Mego shall execute and deliver to Eastern the certificates evidencing the Mego Shares and the Mego Registration Rights Agreement.

6.     Representations,  Warranties  and  Covenants  of  Eastern.  Eastern
       ----------------------------------------------------------
represents,  warrants  and  covenants  to  Mego  as  follows:

(a)     Corporate  Organization.  Eastern  is  a  corporation  duly  organized,
        ------------------------
validly existing and in good standing under the laws of the State of Delaware, with the corporate power to own its properties and to conduct its business as presently conducted.

(b)     Authorization.  Eastern  has  full  legal  right, power and authority to
        --------------
enter into and perform this Agreement, and the execution and delivery hereof by Eastern and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate action of Eastern. This Agreement has been duly executed and delivered on behalf of Eastern and constitutes a valid and binding agreement of Eastern, enforceable against Eastern in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors rights generally.

(c)     Approvals.  No  governmental  or  other  authorization, approval, order,
        ----------
license, permit, franchise or consent, and no registration, declaration, notice or filing by Eastern with any governmental authority (including the bankruptcy court with jurisdiction over the estate of Eastern) is required in connection with the execution, delivery and performance of this Agreement by Eastern.

(d)     Absence  of  Conflicting  Agreements,  Etc.  Neither  the  execution and
        -------------------------------------------
delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-laws of Eastern or of any agreement or instrument to, which Eastern is a party or by which Eastern or any of its property is bound, or constitute a default under any of the foregoing, or violate any law, rule, regulation, judgment or decree by which Eastern or any of its property is bound.

(e)     Ownership  of  Assets.  Eastern  is  the  sole  and  exclusive legal and
        ----------------------
equitable owner of and has good and marketable title to the ARINC Warrants described in Exhibit 7 to this Agreement and such Warrants are free and clear of
all  encumbrances  unless otherwise indicated herein.   No Person or Entity
has an option to purchase, right of first refusal or other similar right with respect to all or any part of the ARINC Warrants.

(f)     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        -----------
pending or, to the knowledge of Eastern currently threatened against Eastern that questions the validity of this Agreement or any other agreement contemplated by this Agreement, or the right of Eastern to enter into such agreements or to consummate the transactions contemplated hereby.

(g)     Audit.  The  FareQuest  operating results for 2001 were subject to audit
        ------
as part of the audit of Eastern's consolidated 2001 operating results, and to the best of Eastern's knowledge the audit determined that FareQuest's operating results were fairly stated in all material respects.

7.     Representations,  Warranties  and  Covenants  of  FareQuest.  FareQuest
       ------------------------------------------------------------
represents,  warrants  and  covenants  to  Mego  as  follows:

(a)     Corporate  Organization.  FareQuest  is  a  corporation  duly organized,
        ------------------------
validly existing and in good standing under the laws of the State of Delaware, with the corporate power to own its properties and to conduct its business as presently conducted.

(b)     Authorization.  FareQuest  has  full legal right, power and authority to
        --------------
enter into and perform this Agreement, and the execution and delivery hereof by FareQuest and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate action of FareQuest. This Agreement has been duly executed and delivered on behalf of FareQuest and constitutes a valid and binding agreement of FareQuest, enforceable against FareQuest in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors rights generally.

(c)     Approvals.  No  governmental  or  other  authorization, approval, order,
        ----------
license, permit, franchise or consent, and no registration, declaration, notice or filing by FareQuest with any governmental authority is required in connection with the execution, delivery and performance of this Agreement by FareQuest.

(d)     Absence  of  Conflicting  Agreements,  Etc.  Neither  the  execution and
        -------------------------------------------
delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-laws of FareQuest or of any agreement or instrument to, which FareQuest is a party or by which FareQuest or any of its property is bound, or constitute a default under any of the foregoing, or violate any law, rule, regulation, judgment or decree by which FareQuest or any of its property is bound.

(e)     Ownership  of  Assets.  FareQuest  is  the  sole and exclusive legal and
        ----------------------
equitable  owner of and has good and marketable title to the assets described in
Section 1(a) and Exhibits 1-6 to this Agreement and such Warrants are free and clear of all encumbrances unless otherwise indicated herein. No Person or Entity has an option to purchase, right of first refusal or other similar right with respect to all or any part of the FareQuest Assets. All of the personal property of FareQuest used in the operation of its business is in good working order and repair, ordinary wear and tear excepted, and is suitable and adequate for the uses for which it is intended or is being used.

(f)     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        -----------
pending or, to the knowledge of FareQuest currently threatened against FareQuest that questions the validity of this Agreement or any other agreement contemplated by this Agreement, or the right of FareQuest to enter into such agreements or to consummate the transactions contemplated hereby.

(g)     Audit.  The  FareQuest  operating results for 2001 were subject to audit
        ------
as part of the audit of Eastern's consolidated 2001 operating results, and to the best of FareQuest's knowledge the audit determined that FareQuest's operating results were fairly stated in all material respects.

8.     Representations,  Warranties  and  Covenants  of  Mego.  Mego represents,
       -------------------------------------------------------
warrants  and  covenants  to  Eastern  as  follows:

(a)     Corporate  Organization.  Mego  is a corporation duly organized, validly
        ------------------------
existing and in good standing under the laws of the State of New York, with the corporate power to own its properties and to conduct its business as presently conducted.

(b)     Authorization.  Mego  has full legal right, power and authority to enter
        --------------
into and perform this Agreement and each of the Exhibits to this Agreement (collectively, the "Transaction Documents"), and the execution and delivery
                      ----------------------
thereof by Mego and the consummation of the transactions contemplated thereby have been duly authorized by all required corporate action of Mego. This Agreement has been duly executed on behalf of Mego and constitutes a valid and binding agreement of Mego, enforceable against Mego in accordance with its terms, subject to applicable bankruptcy insolvency and other laws affecting the enforceability of creditors rights generally.

(c)     Approvals.  No  governmental  or  other  authorization, approval, order,
        ----------
license, permit, franchise or consent, and no registration, declaration, notice of filing by Mego with any governmental authority is required in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents (except as specified in the Registration Rights Agreement).

(d)     Absence  of  Conflicting  Agreements,  Etc.  Neither  the  execution and
        -------------------------------------------
delivery of this Agreement and the other Transaction Documents, nor the consummation of the transactions contemplated hereby and thereby, will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-laws of Mego or of any agreement or instrument to which Mego is a party or by which Mego or any of its property is bound, or constitute a default under any of the foregoing, or violate any law, rule, regulation, judgment of decree by which Mego or any of its property is bound.

(e)     Litigation.  There  is  no  action,  suit,  proceeding  or investigation
        -----------
pending or to the knowledge of Mego, currently threatened against Mego that questions the validity of this Agreement or any other agreements contemplated by this Agreement, or the right of Mego to enter into such agreements or to consummate the transactions contemplated hereby or thereby.

9.     Conditions  to  Closing.
       ------------------------

(a) The obligation of Mego to consummate the transactions contemplated by this Agreement is subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all which may be waived in whole or in part by Mego:

(1) The representations and warranties of both Eastern and FareQuest contained in this Agreement shall be true and correct in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects.

(2) Eastern and FareQuest shall have performed and complied, in all material respects, with all agreements and conditions required by this Agreement to be  performed  and  complied  with  by  it  prior  to  or  on  the Closing Date.

(3)     Eastern  and  FareQuest  shall  have  delivered  the  FareQuest  Assets.

(4)     Eastern  shall  have  delivered documents evidencing the ARINC Warrants.

     (b) The obligation of Eastern to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all of which may be waived, in whole or in part, by Eastern:

(1) The representations and warranties of Mego contained in this Agreement shall be true and correct in all material respects when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects.

(2) Mego shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Mego prior to or on the Closing Date.

(3) Mego shall have executed and delivered the stock certificates evidencing the Mego Shares, the EAL Registration Rights Agreement and the
Mego-FareQuest  Warrants.

10.     Termination.
        ------------

(a)     This Agreement may be terminated at any time on or prior to the Closing:

(1)     by  mutual  consent  of  Eastern  and  Mego;  or

(2) at the election of Mego if: (aa) Eastern or FareQuest has materially breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement, or (bb) any of the conditions set forth in Section 9(a) is not satisfied as and when required by this Agreement.

(3) at the election of Eastern, if (aa) Mego has materially breached or failed to perform or comply with any of its representations, warranties, covenants and obligations under this Agreement or (bb) any of the conditions and proceedings set forth in Section 9(b) is not satisfied as and when required by this Agreement. or (cc) if the Closing has not been consummated by August ___, 2002.

(b) Written notice of any termination pursuant to this Section 10 shall be given by the party electing termination of this Agreement to the other party and such notice shall state the reason for the termination. Upon the termination of this Agreement prior to the consummation of the Closing in accordance with the terms hereof, this Agreement shall become null and void and have no effect, and none of the parties shall have any liability to the other except that:

          (1) if Eastern refuses to close, or otherwise intentionally breaches any of its representations, warranties and covenants hereunder, then Mego shall have the right to pursue any and all remedies available at law and equity, including the remedy of specific performance; and

          (2) if Mego refuses to close, or otherwise intentionally breaches any of its representations, warranties or covenants under this Agreement, then Eastern shall have the right to pursue any and all remedies available at law and equity, including the remedy of specific performance.

11.     Break-Up  fee.  If  this  agreement  shall  be Terminated due to another
        --------------
offer received by Eastern under which Eastern shall receive consideration greater than the Purchase Price, upon subsequent execution of the agreement made by the competing purchaser, Eastern shall become obligated to pay Mego the sum of $50,000 in immediately available funds. Such payment shall be made no later than three days after such transaction's consummation, in consideration of the time and expense incurred by Mego in association with this proposed transaction.

12.     Miscellaneous.
        --------------

(a)     Expenses.  Each  of  the parties hereto shall bear and pay all costs and
        ---------
expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

(b)     Waiver  and Amendment.  Any provision of this Agreement may be waived at
        ----------------------
any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

(c)     Entire  Agreement: Severability.  This Agreement and the exhibits hereto
        --------------------------------
constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(d)     Governing  Law.  This  Agreement  shall  be  governed  and  construed in
        ---------------
accordance with the laws of the State of New York without regard to any applicable conflicts of law rules.

(e)     Descriptive Headings.  The descriptive headings contained herein are for
        ---------------------
     convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)     Notices.  All  notices  and  other  communications hereunder shall be in
        --------
writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mall (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


If  to  Mego  to:
-----------------
Mego  Financial  Corp.
4310  Paradise  Road
Las  Vegas,  Nevada  89109
Attn:  Edward  J.  Wegel
Facsimile:  (702)  369-4398


With  a  copy  to:
------------------
Jon  A.  Joseph
3960  Howard  Hughes  Center
Suite  850
Las  Vegas,  NV  89109

If  to  Eastern  to:
--------------------
1221  Brickell  Avenue
Suite  1780
Miami,  Florida  33131
Attn:  John  Sicilian,  Esq.
Facsimile:  (305)  536-2243

With  a  copy  to:
------------------
1221  Brickell  Avenue
Suite  1780
Miami,  Florida  33131
Attn:  Ronald  T.  Bevans  Jr.,  Esq.
Facsimile:  (305)  536-1018

(g)     Counterparts.  This  Agreement and any amendments hereto may be executed
        -------------
in counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

(h)     Further  Assurances.  The  parties  shall  execute and deliver all other
        --------------------
documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions contemplated by this Agreement.

(i)     Specific  Performance.  The parties hereto agree that this Agreement may
        ----------------------
be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

(j)     Successors  and Assigns.  This Agreement shall be binding upon and shall
        ------------------------
inure to the benefit of and be enforceable by and against the successors and assigns of the parties hereto.

(k)     Survival  of  Representations,  Warranties  and  Agreements.  All
        ------------------------------------------------------------
representations, warranties, covenants and agreements made herein shall survive the Closing.

(l)     Brokers  and Finders.  Neither Mego nor Eastern has engaged or otherwise
        ---------------------
dealt with any person or entity in any manner which might give rise to a claim against the other party hereto for any commission, fee or payment of any kind to any broker, finder or other agent and each party hereto shall indemnify the other against any such claim or expense associated therewith, including attorneys' fees.

(m)     Public Announcements.  Other than as may be required by law, no party to
        ---------------------
this Agreement will make any public announcements regarding the execution of this Agreement or its terms without the prior written approval of the other party.

     IN WITNESS WHEREOF, Eastern and Mego have caused this Agreement to be duly executed as of the day and year first above written.


                                   EASTERN  AIR  LINES,  INC.

                         By: _________________________________

                         Name: _______________________________

                         Its: ________________________________

                                   FAREQUEST,  INC.

                         By: _________________________________

                         Name: _______________________________

                         Its: ________________________________


                                MEGO  FINANCIAL  CORP.

                         By: _________________________________

                         Name: _______________________________

                         Its: ________________________________